Other income (expense), net	6 Months Ended
Jun. 30, 2026
Other Income and Expenses [Abstract]
Other income (expense), net

11	Other income (expense), net

Amounts presented in this note correspond to the non-operating line item “Other income (expense), net” in the unaudited condensed consolidated statements of operations and comprehensive loss. For the six-month periods ended June 30, 2025 and 2026, other income (expense), net recognized were S$ (17,252) and S$ (45,009), respectively.